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                                 DETAILS, INC.

                        1996 Employee Stock Option Plan
                        -------------------------------

1.   PURPOSE OF THE PLAN; DEFINITIONS

        (a) Purpose.
            -------

            The purpose of the DETAILS, INC., 1996 EMPLOYEE STOCK OPTION PLAN (the "Plan") is (i) to further the growth and success of DETAILS, INC., a California corporation (the "Company"), and its Subsidiaries (as hereinafter defined) by enabling employees of the Company and its Subsidiaries to acquire shares of Common Stock, no par value (the "Common Stock"), of the Company, thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. Options granted under the Plan may be either "incentive stock options" ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or non-qualified stock options ("NSOs"). In this Plan, the terms "Parent" and "Subsidiary" mean "Parent Corporation" and "Subsidiary Corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Internal Revenue Code. Unless the context otherwise requires, any ISO or NSO is referred to in this Plan as an "Option."

        (b) Definitions.
            ----------

            As used in the Plan, the following capitalized terms have the meanings set forth below:

            "Affiliate" means, with respect to any Person, (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person), and (iii) any other Person that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Person. For the purpose of the above definition, the term "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Asset Sale" means a sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis and shall include the sale of all or substantially all of the capital stock of Details.

            "Board" has the meaning given to it in Section 2(a).

            "Internal Revenue Code" has the meaning given to it in Section 1(a).


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                 "Committee" has the meaning given to it in Section 2(a).

                 "Common Stock" has the meaning given to it in Section 1(a)

                 "Company" has the meaning given to it in Section 1(a).

                 "Disqualifying Disposition" has the meaning given to it in
Section 20.

                 "Effective Date" has the meaning given to it in Section 15

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 "Exercise Notice" has the meaning given to it in Section 12(b)

                 "Involuntary Termination" has the meaning given to it in
Section 10(a)(ii).

                 "ISOs" has the meaning given to it in Section 1(a).

                 "Joinder Agreement" has the meaning given to it in the Stockholders Agreement.

                 "NSOs" has the meaning given to it in Section 1(a).

                 "Option" has the meaning given to it in Section 1(a).

                 "Option Agreement" has the meaning given to it in Section 5(b).

                 "Option Price" has the meaning given to it in Section 6(a).

                 "Option Shares" means, with respect to any Option, the shares of capital stock of the Company subject to purchase pursuant to the exercise of such Option but which have not been purchased at the time in question whether or not such shares constitute Vested Shares.

                 "Optioned Shares" has the meaning given to it in Section 10(b).

                 "Optionee" has the meaning given to it in Section 5(a).

                 "Parent" has the meaning given to it in Section 1(a).

                 "Person" shall be construed broadly and shall include an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                 "Plan" has the meaning given to it in Section 1(a).

                 "Rule 16b-3" has the meaning given to it in Section 2(a).

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           "SEC" has the meaning given to it in Section 2(a).

           "Securities Act" means the Securities Act of 1933, as amended.

           "Shareholders Agreement" means the Shareholders Agreement dated as of January 31, 1996, and as hereafter amended from time to time, among the Company and the shareholders of the Company named therein.

           "Stock Sale" means a sale or other disposition of all or substantially all of the outstanding capital stock of the Company, whether by way of merger or otherwise.

           "Subsidiary" has the meaning given to it in Section 1(a).

           "Termination Date" means the tenth anniversary of the Effective Date or such other date on which the Plan shall expire or terminate pursuant to
Section 16.

           "Termination of Relationship" means, if the Optionee is an employee of or consultant to the Company or any Subsidiary, the termination of the Optionee's employment (in the case of an Optionee who is an employee) or consulting relationship (in the case of an Optionee who is a consultant) with the Company or its Subsidiaries for any reason.

           "Vested Shares" means, with respect any Option, those Option Shares which may at the time in question be purchased upon the exercise of such Option.

2.   ADMINISTRATION OF THE PLAN

       (a) Stock Option Committee
           ----------------------

           The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee (the "Committee") appointed from time to time by the Board, which Committee shall have the power and authority to grant Options under the Plan; provided, however, that, so long as it shall be required
                        --------  -------
to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Exchange Act in order to permit officers and directors of the Company to be exempt from the provisions of
Section 15(b) of the Exchange Act with respect to transactions effected pursuant to the Plan, such Committee shall consist of at least two directors and, at the effective date of his or her appointment to the Committee, each such director shall be a "Non-Employee Director" within the meaning of Rule 16b-3. The members of the Committee may be removed by the Board at any time either with or without cause. Any vacancy on the Committee, whether due to action of the Board or any other cause. Any vacancy on the Committee, whether due to action of the Board or any other cause, shall be filled by the Board. The term "Committee" shall, for all purposes of the Plan other than this Section, be deemed to refer to the Board if the Board is administering the Plan.

       (b) Procedures
           ----------

           If the Plan is administered by a Committee, the Board shall from time to time select a Chairman from among the members of the Committee. The Committee shall adopt such

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rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. A majority of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee present at a meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee, shall be the actions of the Committee.

     (c)   Interpretation
           --------------

           Except as otherwise expressly provided in the Plan, the Committee shall have all powers with respect to the administration of the Plan, including without limitation, full power and authority to interpret the provisions of the Plan and any Option Agreement and to resolve all questions arising under the Plan. All decisions of the Board or Committee, as the Case may be, shall be conclusive and binding on all participants in the Plan.

3.   SHARES OF STOCK SUBJECT TO THE PLAN

     (a)   Number of Shares
           ----------------

           Subject to the provisions of Section 13 (relating to adjustments upon changes in capital structure and other corporate transactions), the number of shares of Common Stock subject at any one time to Options granted under the Plan, plus the number of shares of Common Stock therefore issued and delivered pursuant to the exercise of Options granted under the Plan, shall not exceed 260 shares. Anything contained in the Plan to the contrary notwithstanding in no event shall the aggregate number of shares issuable upon the exercise of all outstanding Options granted under the Plan at any time exceed the 30% limitation of Title 10, California Administration Code, Section 260.140.45. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the shares of Common Stock covered by the unexercised portion of such terminated, expired or canceled Options. The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding Options.

     (b)   Character of Shares
           -------------------

           The shares of Common Stock issuable upon exercise of an Option granted under the Plan shall be authorized but unissued shares of Common Stock.

4.   ELIGIBILITY

     (a)   General
           -------

           Options may be granted under the Plan only to persons who are employees or directors of, or consultants to, the Company or any of its Subsidiaries. Options granted to employees of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to independent consultants to or directors of the Company or any of its Subsidiaries who are not employees of the Company or any of its

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Subsidiaries shall be NSOs.  Notwithstanding the foregoing, Options may be conditionally granted to persons who are prospective employees or directors of, or independent consultants to, the Company or any of its Subsidiaries; provided,
                                                                       --------
however, that any such conditional grant of an ISO to a prospective employee
-------
shall, by its terms, become effective no earlier than the date on which such person actually becomes an employee of the Company or any of its Subsidiaries.

     (b)  Exceptions
          ----------

          Notwithstanding anything contained in Section 4(a) to the contrary:

               (i) no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Section 422(b)(6) and 425(d) of the Internal Revenue Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (A) the Option Price of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such shares and (B) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted; and

               (ii) no Options may be granted to any Person in any one taxable year of the Company in excess of 33% of the total Options issued or issuable under the Plan.

5.   GRANT OF OPTIONS

     (a)  General
          -------

          Options may be granted under the Plan at any time and from time to time on or prior to the Termination Date. Subject to the provisions of the Plan, the Committee shall have plenary authority, in its sole discretion, to determine:

               (i) the persons (from among the class of persons eligible to receive Options under the Plan) to whom Options shall be granted (each, an "Optionee");

               (ii)   the time or times at which Options shall be granted;

               (iii)  the number of shares subject to each Option;

               (iv) the Option Price of the shares subject to each Option, which price, in the case of ISOs, shall be not less than the minimum specified in Section 4(b)(i) or Section 6(a)(as applicable); and

               (v) the time or times when each Option shall become exercisable and the duration of the exercise period.

     (b)  Option Agreements
          -----------------

          Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in the Plan. Each Option shall specify the number of shares for which such Option shall be exercisable and the exercise price for each such share. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), containing such terms and conditions and in such form, not inconsistent with the Plan, as the Committee shall, in its discretion provide. Each Option Agreement shall be executed by the Company and the Optionee.

     (c) No Evidence of Employment or Service
         ------------------------------------

         Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his or her employment by or service with the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

     (d) Date of Grant
         -------------

         The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant; provided however, that in the case of an
                                        -------- -------
ISO, the date of grant shall in no event be earlier than the date as of which the Optionee becomes an employee of the Company or one of its Subsidiaries.

6.   OPTION PRICE

     (a) General
         -------

         The price (the "Option Price") at which each share subject to an Option granted hereunder may be purchased shall be determined by the Committee at the time the Option is granted; provided, however, that (i) in the case of an ISO,
                            --------  -------
such Option Price shall in no event be less than 100% (or 110% if Section 4(b)(i) hereof is applicable) of the Fair Market Value on the date of grant (as determined in accordance with Section 6(b)) of such share of Common Stock, and
(ii) in the case of an NSO, such Option Price shall in no event be less than 85% (or 110% if the Optionee is a person owning Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiary).

     (b) Determination of Fair Market Value
         ----------------------------------

         Subject to the requirements of Section 422 of the Internal Revenue Code, for purposes of the Plan, the "Fair Market Value" of a share of Common Stock shall be equal to:

               (i) if the Common Stock is publicly traded, (x) the closing price, if any trades were made on the business day immediately preceding the date of grant and such information is available, otherwise the average of the last bid and asked prices on the business day immediately preceding the date of grant, in the over-the-counter market as reported by the National Association of Securities Dealers Quotations System ("NASDAQ") or (y) if the Common Stock is then traded on a national securities exchange, the closing price, if any trades were made and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the date of grant, on the principal national securities exchange on which it is so traded; or

           (ii) if there is no public trading market for such shares, the fair value of such share on the date of grant as determined by the Committee after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length.


Anything contained in the Plan to the contrary notwithstanding, all determinations pursuant to Section 6(b)(ii) shall be made without regard to any restriction other than a restriction that, by its terms, will never lapse.

       (c) Repricing of NSOs
           -----------------

           Subsequent to the date of grant of any NSO, the Committee may, at its discretion and with the consent of the Optionee, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.


7.   EXERCISABILITY OF OPTIONS

           Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares subject to the Option, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option; provided, however, that if
                                                      --------  -------
the Company files a registration statement under the Securities Act for the initial public offering of its securities, no Option granted under the Plan shall be exercisable, and no shares of Common Stock acquired upon the exercise of any Option may be sold during the 180-day period immediately following the effective date of such registration statement. Subject to the proviso of the immediately preceding sentence, if an Option is not at the time of grant immediately exercisable, the Committee y (i) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events and/or (ii) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.

8.   REPRESENTATIONS OF OPTIONEE.
     ---------------------------

           In the event of the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act relating to the Option Shares, the Optionee, by its acceptance and exercise of such Option, shall be deemed to represent and warrant, to the Company that the Option Shares being purchased are being acquired for investment only and not with a view to the distribution thereof, and the Optionee shall provide the Company with such further representations and warranties as the Company may require in order to ensure compliance with applicable federal and state securities and other laws. No Option Shares shall be purchased upon the exercise of an Option unless and until the Company and the Optionee shall have complied with all applicable federal and state registration, listing and qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

9.   REPURCHASE OF SHARES.

          By his or her acceptance of, and if applicable exercise of, an Option granted under the Plan, each Optionee represents, warrants and agrees to and with the Company as follows:

               (i) Such Optionee acknowledges that all Optioned Shares acquired by such Optionee are subject to repurchase upon the occurrence of certain events as provided in Article VIII of the Shareholders Agreement, provided, however, that the last sentence of Section 8.3(d) of the
     --------  -------
     Shareholders Agreement shall not be applicable to such Optionee or to any Optioned Shares acquired by such Optionee, but that in lieu of the provisions of such sentence, the provisions of Section 9(b) below shall apply.

               (ii) For purposes of Section 8.3 of the Shareholders Agreement as it relates to Optioned Shares acquired by such Optionee, if the termination of the employment of the Optionee is for any reason other than an Involuntary Termination, then the purchase price payable under such
     Section 8.3 for the shares being repurchased from such Optionee and the other Terminated Management Holders (as defined in the Shareholders Agreement) shall be an amount equal to the original cost of such shares paid by such Optionee upon exercise of the Option.

               (iii) Except as modified by this Section 9 (which modifications shall apply only to such Optionee), the provisions of Section 8.3 of the Shareholders Agreement shall apply, in accordance with their respective terms, to all shares acquired by such Optionee upon exercise of the Option.

10.  TERMINATION OF OPTIONS

     (a)  Termination.
          -----------

          Each Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

               (i) in the case of (A) an ISO, the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in Section 5(b)(i), the fifth anniversary of the date on which such ISO is granted, and (B) a NSO, the tenth anniversary of the date on which such Option is granted;

               (ii) the expiration of 12 months after the effective date of a Termination of Relationship, if such termination is due to such Optionee's death or permanent and total disability, within the meaning of Section 22(e)(3) of the Internal Revenue Code (an "Involuntary Termination");

                 (iii) the expiration of 30 days after the effective date of a Termination of Relationship other than an Involuntary Termination;

                 (iv) the expiration of such period of time or the occurrence of such event as the Committee, in its discretion, may provide in the Option Agreement governing such Option; and

                 (v) simultaneously with the consummation of an Asset Sale or Stock Sale if at such time a payment is made to each Optionee in an amount, if any, equal to the consideration that would have been received by such Optionee in such transaction if such Optionee had exercised his Option for all Vested Shares with respect to which the Option is then exercisable (including any shares which would become Vested Shares upon consummation of such transaction) immediately prior thereto, less the aggregate exercise price of such Shares.

11.  LIMITATIONS ON ISOs; NOTICE TO OPTIONEES GRANTED ISOs

           In accordance with Section 422(d) of the Internal Revenue Code, the aggregate Fair Market Value determined on the applicable date of grant of all stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and its subsidiaries) cannot exceed $100,000, and thus any options granted to acquire such stock with an aggregate Fair Market Value determined on the applicable date of grant in excess of $100,000 shall be treated as NSOs. Under certain circumstances, the exercise of an ISO may disqualify the holder from recovering the favorable tax benefits ISOs offer. For example, ISO tax treatment is currently not available if (i) an ISO is exercised within one year of its date of grant or (ii) if the shares issuable upon exercise of an ISO are sold within two years of the grant date of such ISO. Therefore, the Company recommends that each Optionee holding an ISO consult with a competent tax advisor before taking any action with respect to his ISOs.

12.  PROCEDURE FOR EXERCISE

           (a) Payment
               -------

               Payment for shares shall accompany each notice of exercise, and shall be made in full at the time of delivery to the Company of the Exercise Notice therefor in cash or by personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised.

           (b) Exercise Notice
               ---------------

               An Optionee (or other person, as provided in Section 14(b)) may exercise an Option (for Vested Shares represented thereby) granted under the Plan in whole or in part (but for the purchase of whole shares only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "Exercise Notice") to the Secretary of the Company. The Exercise Notice shall state:

               (i)   that the Optionee elects to exercise the Option;

               (ii) the number of Vested Shares with respect to which the Option is being exercised (the "Optioned Shares");

               (iii) any representations of the Optionee required by the Plan or Option Agreement;

               (iv) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option);

               (v)   a copy of any election filed by the Optionee pursuant to
     Section 83(b) of the Internal Revenue Code; and

               (vi) such further provisions consistent with the Plan as the Committee may from time to time require.

The exercise date of an Option shall be the date on which the Company receives the Exercise Notice from the Optionee.

        (c)  Issuance of Certificates
             ------------------------

               Unless waived by the Committee, if, at the time any Option is exercised hereunder, outstanding stock of the Company is then pledged to secure outstanding indebtedness of the Company, all shares issued upon such exercise shall also be subject to such pledge, with certificates therefor being delivered to the pledgee upon issuance by Company, and each Optionee exercising an Option shall further execute a joinder agreement in form specified by the Committee adopting and agreeing to become a party to such pledge agreement as a condition to such exercise of the Option.

                If at the time of exercise of an Option the Optionee is not a party to the Shareholder Agreement, then, unless otherwise waived by the Committee, as a condition to the exercise of such Option such Optionee shall execute and deliver to the Company a joinder agreement in the form specified by the Committee adopting and agreeing to become a party to the Shareholders Agreement as a "Management Shareholder" thereunder.

                The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 14(b)) for the Optioned Shares as soon as practicable after receipt of the Exercise Notice and payment of the aggregate Option Price for such shares. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 14(b) shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under the Plan until the date of issuance of a stock certificate pursuant to this Section 12(c).

        (d)  Optionee's Employment.
             ---------------------

             Nothing in this Plan or in any Option Agreement or Option shall confer upon the Optionee any right to continue in the employ of the Company or any of its Affiliates or interfere in any way with the right of the Company or its Affiliates or stockholders, as the case may be, to terminate the Optionee's employment or to increase or decrease the Optionee's compensation at any time.

13.  ADJUSTMENTS

        (a)  Changes in Capital Structure
             ----------------------------

             If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock available under the Plan as shall be equitable and appropriate. A corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change shall likewise be made. Anything contained in the Plan to the contrary notwithstanding, in the case of ISOs, no adjustment under this Section 13(a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISOs within the meaning of Sections 422 and 425 of the Internal Revenue Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Internal Revenue Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

        (b)  Special Rules
             -------------

             The following rules shall apply in connection with Section 13(a) above:

                   (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Section 14(a) shall be eliminated without consideration from the respective Options;

                   (ii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

                   (iii) any adjustments referred to in Section 13(a) shall be made by the Board in its sole discretion and shall be conclusive and binding on all persons holding any Options granted under the Plan.

14.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES

        (a)  Compliance With Securities Laws
             -------------------------------

     No Options shall be granted under the Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

     The Company in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing shares of Common Stock acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Board, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular
Option:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."


        (b) Nonassignability of Option Rights
            ---------------------------------

            No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Option shall thereafter be exercisable, during the period specified in Section 10(a)(i) or (ii) (as the case may be ), by his or her executors or administrators to the full extent to which such Option was exercisable by the Optionee at the time of his or her death. The Option shall not be subject to execution, attachment or similar process. Any attempted transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

15.   EFFECTIVE DATE OF PLAN

            This Plan shall become effective on the date (the "Effective Date") of its adoption by the Board; provided, however, that no Option shall be exercisable by an Optionee unless and until the Plan shall have been approved by the stockholders of the Company in accordance with the provisions of its Articles of Incorporation and By-laws, which approval shall be obtained by a simple majority of the votes that may be cast by the stockholders, voting either in person or by proxy, at a duly held stockholders' meeting, or by written consent in lieu of meeting, within 12 months before or after the adoption of the Plan by the Board.

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

16.  TERMINATION OF THE PLAN

          No Options may be granted after (i) the tenth anniversary of the date on which the Plan is approved by the stockholders of the Company and (ii) the date as of which the Committee, in its sole discretion, determines that the Plan shall terminate. Any Option outstanding as of the Termination Date shall remain in effect until they have been exercised or terminated or have expired by their respective terms.

17.  AMENDMENT OF PLAN

          The Committee may, at any time prior to the Termination Date and with the consent of the Board, modify and amend the Plan in any respect: provided,
                                                                    --------
however; that the approval of the holders of a majority of the votes that may be
-------
cast by all of the holders of shares of capital stock of the Company, entitled to vote (voting as a single class) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the Exchange Act or with Section 422 of the Internal Revenue Code or the regulations promulgated by the Treasury Department thereunder.

18.  FINANCIAL STATEMENTS

          To the extent required pursuant to Title 10, California Administrative Code, Section 260.140.46, annual financial statements shall be provided to current Optionees.

19.  CAPTIONS

          The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

20.  DISQUALIFYING DISPOSITIONS

          If Optioned Shares acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the issuance of the Optioned Shares to the Optionee (a "Disqualifying Disposition"), the holder of the Optioned Shares shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

21.  WITHHOLDING TAXES

          Whenever under the Plan shares of Common Stock are to be delivered by an Optionee upon exercise of an NSO, the Company shall be entitled to require as a condition of delivery that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future federal, state and local withholding tax, and employment tax requirements relating thereto in the event that such remittance is required to allow the Company to receive a deduction in connection with the delivery of such Common


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

Stock or to the extent the Company is unable to satisfy its withholding obligations out of other amounts due from the Company to the Optionee. At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable federal, state and local withholding taxes and employment taxes.

22.  OTHER PROVISIONS

          Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions that are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code and the regulations thereunder and shall not include any terms or conditions that are inconsistent therewith.

23.  OPTIONEE'S UNDERTAKING.

          The Optionee hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Plan.

24.  MODIFICATION; WAIVER.

          The rights of the Optionee are subject to modification and termination in certain events as provided in this Plan. Any waiver by the Company of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

25.  NUMBER AND GENDER

          With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

26.  GOVERNING LAW

          All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of California, without giving effect to any choice or conflict of law provision or rule (whether in the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In furtherance of the foregoing, the internal law of the State of California will control the interpretation and construction of this Agreement, ever if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

27.  NOTICES

          All notices, claims, certificates, requests, demands and other communications to be given in connection with this Plan or any Option Agreement shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

               (i)    if to the Company, to it:

               Details, Inc.
               1231 Simon Circle
               Anaheim, California 92806
               Attention: Chairman of the Board
               Telecopier: (714) 630-6933
               Telephone:  (714) 630-4077

               with a copy to:

               O'Sullivan Graev & Karabell, LLP
               30 Rockefeller Plaza
               New York, New York 10112
               Attention: John J. Suydam, Esq.
               Telecopier: (212) 408-2420
               Telephone:  (212) 408-2400;

               (ii) if to an Optionee, to him at his address last appearing in the records of the Company;

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.



As adopted by the Board of Directors
of Details, Inc., on December 31, 1996.




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